For Current Income

Limited-Term
Government Fund

service and guidance

professional management

1998
Annual Report

goals

[Various Photos demonstrating Service and guidances Professional management and goals]

DELAWARE
INVESTMENTS
---------------------
Philadelphia o London

A TRADITION OF SOUND INVESTING

commitment

[Photo of Computer Keyboard]
[Photo of Illustration from current Income Brochure]

A Commitment
To Our Investors

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
   Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
   Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuities and closed-end funds as well as offer a wide range of retirement plan services for individuals and businesses.
   Delaware manages approximately $45 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors.

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Limited-Term Government Fund Objective
To seek a high, stable level of current income while attempting to minimize fluctuations and provide maximum liquidity. We invest primarily in short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.

Table of Contents

Letter to Shareholders                                       Page           1
Portfolio Managers' Review                                   Page           3
Performance Summary                                          Page           7
Statement of Net Assets                                      Page           8
Financial Highlights                                         Page          11

current
income

tradition

Jeffrey J. Nick Named Chairman
On December 17, 1998, Jeffrey J. Nick was named Chairman of the Delaware Investments Family of Funds. He replaces Wayne A. Stork who has retired as Chairman of the Board of Directors, but continues to serve as a Board Member. Mr. Nick was named President and Chief Executive Officer of Delaware Investments Family of Funds in October 1997. He has been CEO of Lincoln National Investment Companies since October 1996 and previously managed Lincoln's operations in the United Kingdom. Mr. Nick holds an MBA from the University of Chicago and a bachelor of arts degree from Princeton University.

January 18, 1999

                                                                     for current
                                                                       income
                                                                         1

Dear Shareholder:

AT THE BEGINNING OF THE 1998 FISCAL
year, we wrote to you that continued strong performance from the U.S. economy, a relatively stable level of inflation and the possibility of stable- to higher interest rates could create a favorable environment for Limited-Term Government Fund. Still, we embarked upon the year with a cautious approach suggested to us by an uncertain outlook for consumer behavior. The slight yield advantage available by extending our average maturity was not substantial enough for us to justify a more aggressive stance.
   I am pleased to report that Limited-Term Government Fund performed well in fiscal 1998, providing a total return of 7.46% (for Class A shares at net asset value with distributions reinvested). This compared favorably with the 7.00% return provided by its benchmark, the Merrill Lynch One-to-Three Year Government Bond Index. Limited-Term Government Fund also outperformed the average of its peers in the Lipper Short-to-Intermediate Government Fund Average.
   Of course, the year unfolded a bit differently than we anticipated it would. As we look back over our 1998 fiscal year, we see that our cautious approach was warranted, though perhaps not for the reasons we originally foresaw. During the first half of the year, a strong U.S. economy, continued low inflation and a strong U.S. dollar inspired a rally in the U.S. bond market. Prices rose and yields fell to historically low levels. This was a challenge for Limited-Term Government Fund, with its goal of providing high current income.
   In spite of the bond market's performance in the first half of the year, most investors' eyes remained focused on equities as the stock market appeared poised for another stunning year. That changed in late summer. Global instability erupted once again. Asian economies weakened further and Russia devalued its currency which had suffered from speculative activity. These events precipitated a global flight to quality that benefited the U.S. Treasury market.

CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------
                                                          12-months Ended
                                                              12/31/98
--------------------------------------------------------------------------------
Limited-Term Government Fund A Class                            7.46%
--------------------------------------------------------------------------------
Merrill Lynch One-to-Three Year Government Bond Index           7.00%
Lipper Short-to-Intermediate Government Fund Average (99 funds) 6.58%
U.S. Consumer Price Index (Inflation)                           1.61%
--------------------------------------------------------------------------------
Performance is calculated at net asset value without effect of sales charges and assumes reinvestment of distributions. Unlike mutual fund dividends and share values, interest and principal repayment at maturity for U.S. Treasury securities are guaranteed by the U.S. government. Complete Fund performance for all classes can be found on page 7. Past performance does not guarantee future results.

for current
  income
    2

   This provided another challenge for Limited-Term Government Fund. Because we focus on providing high income, we typically do not invest as much of our assets in Treasuries as some of our peers and our benchmark index. It was virtually impossible for us to keep up with the powerful Treasury rally that occurred between late summer and early fall. Then, as the Federal Reserve Board provided liquidity to our economy and key central banks around the world followed suit, the attractiveness of Treasuries waned. Bonds other than Treasuries benefited from the added liquidity allowing Limited-Term Government Fund to end 1998 on a strong note.
   Limited-Term Government Fund has new portfolio managers to start its 1999 fiscal year. Paul Grillo and Stephen Cianci, two experienced financial professionals, have assumed responsibility for the Fund. On the following pages, they analyze the Fund's performance for the past year and provide insight into their plans for the Fund going forward. I encourage you to read their commentary for a more in-depth look at your Fund's performance and strategy.
   Though bonds may remain in the shadow of stocks if economic growth continues in 1999, we still believe they have a role in well-balanced portfolios. For investors who seek both current income and some preservation of principal, Limited-Term Government Fund offers an attractive balance between the two. Thank you for your continued confidence in Delaware Investments.

Sincerely,



/s/ JEFFREY J. NICK
---------------------------------
JEFFREY J. NICK
Chairman, President
and Chief Executive Officer
Delaware Investments

discipline

Paul Grillo and Stephen Cianci
Named Managers of Limited-Term
Government Fund

PAUL GRILLO AND STEPHEN CIANCI WERE NAMED CO-MANAGERS OF LIMITED-TERM GOVERNMENT FUND AT THE END OF 1998. MR. GRILLO HOLDS A BA FROM NORTH CAROLINA STATE UNIVERSITY AND AN MBA FROM PACE UNIVERSITY. HE JOINED DELAWARE IN 1993. HE PREVIOUSLY SERVED AS MORTGAGE STRATEGIST AND TRADER AT DREYFUS CORPORATION. HE IS A CFA CHARTERHOLDER. MR. CIANCI HOLDS A BS AND AN MBA FROM WIDENER UNIVERSITY. MR. CIANCI JOINED DELAWARE IN THE FALL OF 1992 AT WHICH TIME HE WAS RESPONSIBLE FOR MAINTAINING THE FIXED INCOME DEPARTMENT'S INVESTMENT GRADE ANALYTICAL SYSTEMS. MR. CIANCI IS AN ADJUNCT PROFESSOR OF FINANCE AT WIDENER UNIVERSITY AND A CHARTERED FINANCIAL ANALYST.

                                                                     for current
                                                                        income
                                                                          3

Portfolio Managers' Review
January 18, 1999

PAUL GRILLO
STEPHEN CIANCI
Portfolio Managers
Delaware Management Company

AT THE BEGINNING OF 1998, THE BOND market was still recovering from the strain of 1997 global instability. Bond prices had risen and yields had fallen significantly. With this as a backdrop, a slight increase in allocation to mortgage bonds allowed Limited-Term Government Fund to maintain its high income stream in spite of lower yields.
   Also during the first half of the year, a larger commitment to non-government bonds contributed to the Fund's performance. Non-government bonds include both corporate bonds and asset-backed securities. Prices of these bonds did not keep pace with the rising Treasury market, creating a value opportunity. We took advantage of Limited-Term Government Fund's ability to invest as much as 20% of net assets in non- government securities that are rated A or above by a rating agency such as S&P or Moody's Investors Service. High quality asset backed securities and AAA corporate bonds provided your Fund with both higher income and price appreciation early in the year.
   As is typical for Limited-Term Government Fund, the portfolio contained substantial holdings of mortgage-backed securities. These generally offer higher income than Treasury bonds while still enjoying the U.S. government's direct or indirect guarantee for the payment of principal and interest. (This guarantee does not apply to fund shares, which will fluctuate in value.)

HIGH QUALITY ASSET-BACKED SECURITIES AND AAA CORPORATE BONDS PROVIDED YOUR FUND WITH BOTH HIGHER INCOME AND PRICE APPRECIATION EARLY IN THE YEAR.

PORTFOLIO HIGHLIGHTS AND ASSET MIX
--------------------------------------------------------------------------------
Mortgage-backed Securities                                     46.9%
Collateralized Mortgage Obligations (CMOs)                     13.0%
Corporate Bonds (AAA Rated)                                     6.4%
Asset backed Securities                                         9.6%
U.S. Treasuries and Government Agencies                        24.1%

                                                            December 31,
                                                         1998          1997
--------------------------------------------------------------------------------
Average Effective Duration                             2.4 years     2.3 years
Average Effective Maturity                             3.8 years     3.9 years
Average Quality                                           AAA           AAA
Thirty-day Current SEC Yield*                          5.00%         5.63%
Largest Source of Income -
   Government Mortgage-Backed Securities
--------------------------------------------------------------------------------
* For A Class shares measured according to Securities and Exchange Commission guidelines. B and C Classes thirty-day current SEC yields were both 4.30% as of December 31, 1998. Institutional Class yield was 5.29%.

for current
  income
    4

   Because the interest rate environment was still very favorable for homeowners wishing to refinance mortgages, it was important to carefully select mortgage investments that might be less susceptible to prepayments. Limited-Term Government Fund focused on:

o Seasoned mortgage bonds - Once homeowners have had several opportunities to refinance their mortgages they are less likely to refinance in the future.
o Mortgages with low loan balances - Mortgages with low loan balances, typically less than $80,000, are less likely to refinance because there is less economic benefit to the homeowner.

By carefully selecting mortgages with characteristics that made them less likely to be refinanced, Limited-Term Government Fund was able to reduce the prepayment risk on the bonds in the portfolio. While many mortgages declined in value during the first six months of the year due to prepayments, Limited-Term Government Fund's portfolio held relatively steady.

Overall, the Fund kept pace with its benchmark through June 30th.

GLOBAL CRISIS SHAKES
BOND MARKET
In August, the financial markets all over the globe were shaken by continued economic crisis in Asia, the devaluation of the Russian Ruble and fear of devaluation in Brazil. Limited-Term Government Fund was affected by a liquidity drought in the domestic bond market.
   A global flight to quality drove U.S. and foreign investors to the perceived safe haven of U.S. Treasuries. As we've explained in the past, Limited-Term Government Fund usually has only a small allocation of Treasuries, which generally do not provide enough income potential to suit our investment strategy. Our under-allocation to Treasuries and our over-weighting in agency mortgages and asset-backed securities hindered our performance during late summer and early fall.

IN DECEMBER WE BEGAN TO SEE THE BLOOM GO OFF TREASURIES, WHICH MADE A DRAMATIC REVERSAL FROM THEIR HIGHEST PRICE POINT. OUR STRONG PERFORMANCE IN DECEMBER CONTRIBUTED TO OUR OUTPERFORMANCE FOR THE YEAR.

LONG-TERM TREASURY YIELDS DROPPED SHARPLY IN LATE 1997
--------------------------------------------------------------------------------
Historical Yield Curve

                                                         12/31/97     12/31/98
3 month                                                   5.34%        4.45%
6 month                                                   5.43%        4.53%
1 year                                                    5.47%        4.51%
2 year                                                    5.64%        4.53%
5 year                                                    5.70%        4.54%
10 year                                                   5.74%        4.64%
30 year                                                   5.92%        5.09%

Yields on long-term Treasury bonds declined more than 0.83 percentage points during fiscal 1998 as investor demand for Treasuries increased in the wake of global uncertainty.

Source: Bloomberg Business News
                                                                     for current
                                                                        income
                                                                          5

   We thought we would see a comeback for bonds other than Treasuries in November, following the Federal Reserve Board's first reduction in the federal funds rate. However, that was not the case and prices on both mortgage-backed securities and asset-backed bonds remained depressed.
   It was not until December that we began to see the bloom go off Treasuries, which made a dramatic reversal from their highest price point. Fortunately for Limited-Term Government Fund, our holdings in mortgages and non-Treasury bonds benefited significantly from the added liquidity in the money supply. Our strong performance in December contributed to our outperformance for the year.

OUR VIEW OF LIMITED-TERM GOVERNMENT FUND
As new managers of Limited-Term Government Fund, we have analyzed its strategy, both recent and long-term performance and the Fund's portfolio holdings. As you may be aware, Delaware Investments is recognized for disciplined investment strategies. We will continue to manage Limited-Term Government Fund in keeping with its investment disciplines.
   In managing the Fund's sensitivity to interest rate changes, our goal will be to provide a degree of stability for the share price, without giving up income potential. To do so, we will probably keep the Fund's duration within a range of two to three years. We would consider 2-1/2 years to be the neutral point when we anticipate neither a significant rise nor a significant decline in interest rates. Duration measures a bond's sensitivity to interest rates, which indicates the approximate percentage of change in a bond or bond fund's price given a 1% change in interest rates.
   At the end of 1998, the Fund's duration stood at 2.4 years. This positioning, slightly shorter than our mid-point, reflects our cautious outlook for the first quarter of the year. The bond market may have to absorb some very strong economic reports on the U.S. economy and with the stock market having started the year strong, we think the bond market may be a bit weak.
   We will continue to focus on mortgage securities including collateralized mortgage obligations. We intend to apply some additional quantitative analysis to help us identify mortgage securities that

o  offer high income potential,
o  are less likely to be prepaid and
o  are not well-followed by other investment professionals.

We think bonds with this combination of characteristics will be strong investments for the portfolio.
   One area of the mortgage market where we may increase our emphasis is Community Reinvestment Act Mortgages. These mortgages are backed by U.S. agencies and subsidized for lower middle class residents in certain geographic areas. These mortgages carry the implied credit rating of the U.S. government.
   Reduced prepayment risk makes these mortgages very attractive to us. Because the mortgages are issued at lower interest rates than conventional mortgages, there is little incentive for homeowners to refinance. That results in greater certainty of cashflow, a positive for our Fund.

strategies
for current
  income
     6

   We may also increase our holdings of non-government bonds within the Fund's 20% limit. These would include very high quality corporate bonds and asset-backed securities. Asset-backed securities represent pooled debt that is originated by credit providers such as banks, who then pass income along to investors such as your Fund. Given the strong economic scenario, asset-backed securities issued by credit card companies and automobile leasing agencies may continue to perform well for us.
   High quality corporate bonds look especially attractive to us now. They offer very attractive income, and because they suffered from last year's Treasury rally, in our view, they offer exceptional value as well.

OUTLOOK
For 1999, we see strong economic growth in the first quarter. The U.S. seems to be the engine of growth for the entire world at this time. U.S. unemployment remains low and as long as so many people are working, we don't think we can expect any significant weakness in the economy.
   We also don't see any stampede into fixed income securities as long as the stock market continues to perform well. That means we have little expectation that increased demand will push bond prices higher. We think a bond's income will be the key driver of return in 1999, just as it typically is over long-term periods. Considering the importance of income to bond returns, a continued low inflation environment bodes well for fixed income investors.
   We will anticipate maintaining our conservative stance through the beginning of the year. We may extend our average maturity later in the year, but only if we begin to see slower economic growth, a possibility if international weakness begins to creep into the U.S. economy.
   For Limited-Term Government Fund, we are cautiously optimistic that the coming year will provide a favorable environment and that our positioning of the Fund's portfolio will allow us to successfully meet the Fund's dual objective of providing high current income while minimizing principal fluctuations.

outlook

U.S. TREASURY BONDS RALLY IN FLIGHT TO QUALITY
--------------------------------------------------------------------------------
10 YEAR TREASURY YIELD

  Date                                   Yield
Jan. '98                                 5.565%
Feb. '98                                 5.701%
Mar. '98                                 5.651%
Apr. '98                                 5.673%
May  '98                                 5.530%
Jun. '98                                 5.446%
Jul. '98                                 5.494%
Aug. '98                                 4.972%
Sep. '98                                 4.408%
Oct. '98                                 4.756%
Nov. '98                                 4.718%
Dec. '98                                 4.650%

Between July and September 1998, demand for U.S. Treasury bonds exploded as U.S. and especially foreign investors sought the high quality of U.S. Treasury bonds. Increased demand pushed prices sharply higher and yields, sharply lower.

Source: Bloomberg Business News
                                                                    for current
                                                                       income
                                                                         7

Performance Summary

LIMITED TERM GOVERNMENT FUND'S
LONG-TERM PERFORMANCE
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
JANUARY 1, 1989 TO DECEMBER 31, 1998


                  Limited-Term Government      Merill Lynch One-to-Three Year
                      Fund A Class                  Government Bond Index
Dec. '88                $ 9,730                           $10,000
Dec. '89                $10,611                           $11,087
Dec. '90                $11,600                           $12,164
Dec. '91                $13,114                           $13,585
Dec. '92                $13,851                           $14,441
Dec. '93                $14,586                           $15,223
Dec. '94                $14,313                           $15,309
Dec. '95                $15,560                           $16,993
Dec. '96                $16,134                           $17,839
Dec. '97                $16,951                           $19,026
Dec. '98                $18,217                           $20,357

Chart assumes a $10,000 investment on January 1, 1989, reinvestment of all distributions and a 2.75% front-end sales charge. Performance of other Classes will vary due to differing charges and expenses. Past performance does not guarantee future results.

LIMITED-TERM GOVERNMENT FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1998

                                  Lifetime  Ten Years    Five Years   One Year
Class A (Est. 11/24/85)
   Excluding Sales Charge          +6.57%    +6.49%        +4.58%      +7.46%
   Including Sales Charge          +6.34%    +6.20%        +3.99%      +4.55%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge          +4.48%       --            --       +6.55%
   Including Sales Charge          +4.48%       --            --       +4.55%
--------------------------------------------------------------------------------
Class C (Est. 11/28/95)
   Excluding Sales Charge          +4.76%       --            --       +6.56%
   Including Sales Charge          +4.76%       --            --       +5.56%

All performance includes reinvestment of distributions and applicable sales charges as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance does not guarantee future results. Performance for Class B and Class C shares excluding sales charge assumes either contingent deferred sales charges did not apply or the investment was not redeemed.

Class A shares have a 2.75% maximum front end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 2% if redeemed before the end of the third year. Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

As of December 31, 1998, the average annual total returns for the lifetime, 10-year, five-year and one-year periods for Limited-Term Government Fund's Institutional Class were +6.70, +6.64%, +4.73%, +7.62%. The Institutional Class, initially offered September 2, 1987, is available without sales or asset-based distribution charges only to certain eligible institutional accounts. Performance prior to the class inception date was adjusted to eliminate the effect of the sales charge, but not Class A's asset-based distribution charge.

8 for current income

Financial Statements

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC. -
LIMITED-TERM GOVERNMENT FUND
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                      PRINCIPAL        MARKET
                                                        AMOUNT         VALUE
                                                     -----------     -----------
AGENCY MORTGAGE-BACKED
   SECURITIES - 30.43%
Federal Home Loan Mortgage Corporation
   6.00% 2/11/11 to 11/1/26 ....................     $21,981,549     $22,148,064
   8.00% 5/1/05 to 7/1/11 ......................       6,881,233       7,169,457
   8.50% 12/1/08 to 11/1/10 ....................       1,990,519       2,084,190
   8.75% 5/1/10 ................................         738,748         789,537
   9.00% 6/1/09 to 1/1/24 ......................       4,780,404       5,031,223
   9.50% 11/1/05 ...............................       1,369,140       1,442,303
   11.00% 9/1/10 to 11/1/15 ....................         433,922         483,004
   11.50% 3/1/01 to 3/1/16 .....................       3,488,779       3,959,958
Federal National Mortgage Association
   6.00% 5/1/11 to 11/1/13 .....................      22,346,654      22,461,761
   6.50% 12/1/10 ...............................       6,463,608       6,586,820
   7.00% 2/1/26 to 9/1/28 ......................      13,869,864      14,196,461
   7.50% 12/1/27 ...............................         656,920         676,218
   8.00% 7/1/02 to1/1/23 .......................       1,404,108       1,454,810
   8.50% 8/1/07 to 8/1/17 ......................       7,991,332       8,396,442
   9.00% 8/1/04 to 4/1/16 ......................       2,117,508       2,254,218
   9.25% 7/1/08 to 8/1/16 ......................       1,352,329       1,446,866
   10.00% 1/1/19 ...............................         579,254         628,672
   11.00% 8/1/10 to 8/1/20 .....................       6,467,000       7,212,534
   12.50% 2/1/11 ...............................         120,873         139,269
   13.00% 7/1/15 ...............................         166,068         194,766
                                                                     -----------
Total Agency Mortgaged-Backed Securities
   (cost $105,958,011) .........................                     108,756,573
                                                                     -----------

ASSET BACKED SECURITIES - 9.62%
Chemical Master Credit Card Trust 1
   6.23% 4/15/05 ...................................     3,500,000     3,557,750
EQCC 1996-2 A6 6.88% 7/15/14 .......................     3,500,000     3,567,200
FirstBank Auto Receivables Grantor Trust
   6.40% 7/17/00 ...................................     1,758,378     1,760,336
Heller Equipment Asset Receivables Trust
   6.39% 5/25/05 ...................................     6,003,052     6,057,680
MBNA Master Credit Card Trust Series 98-J A
   5.255% 2/15/06 ..................................     2,500,000     2,485,156
MetLife Capital Equipment Loan Trust
   6.85% 5/20/08 ...................................     4,088,000     4,222,904
Standard Credit Card Master Trust Series 94-4 A
   8.25% 11/7/03 ...................................     5,320,000     5,689,740
World Omni Automobile Lease Securitization
   6.20% 11/25/03 ..................................     6,946,147     7,027,417
                                                                      ----------
Total Asset Backed Securities
   (cost $34,064,271) ..............................                  34,368,183
                                                                      ----------

                                                      PRINCIPAL        MARKET
                                                        AMOUNT         VALUE
                                                     -----------     -----------
COLLATERALIZED MORTGAGE
   OBLIGATIONS (CMO) - 12.99%
Federal Home Loan Mortgage Corporation
   Series 2091 Class PD 6.00% 4/15/21 ..............   $10,000,000   $10,056,000
Federal Home Loan Mortgage Corporation
   Series 1068 Class GA 9.00% 6/15/21 ..............     9,529,112    10,115,615
Federal Home Loan Mortgage Corporation-69
   Class F 9.00% 12/15/05 ..........................     1,010,832     1,043,070
Federal Home Loan Mortgage Corporation
   7.55% 5/15/20 ...................................       109,220       109,116
   9.00% 3/15/20 ...................................        27,121        27,121
   9.50% 2/15/20 ...................................     4,090,907     4,364,981
Federal National Mortgage Association
   6.50% 3/1/09 ....................................       495,455       502,887
   7.50% 2/25/06 ...................................     8,375,000     8,574,514
   10.30% 4/25/19 ..................................     3,155,322     3,432,330
   11.00% 12/25/03 .................................     2,009,514     2,135,893
   FSPC T-11 A2 6.50% 7/25/08 ......................     5,940,000     5,934,663
Investor GNMA Mortgage-Backed Securities Trust
   Series 84 - F5 10.875% 10/25/13 .................       100,921       112,300
Prudential Home Mortgage Securities
   Series 1992-2 Class A17 8.30% 3/25/07 ...........        14,837        14,820
                                                                      ----------
Total Collateralized Mortgage Obligations
   (cost $46,341,420) ..............................                  46,423,310
                                                                      ----------

CORPORATE BONDS - 6.44%
CIT Group Holdings 5.625% 10/15/03 .................     5,050,000     5,031,063
Credit Foncier de France 8.000% 1/14/02 ............     5,230,000     5,569,950
Petro Mexicanos 144A 5.72% 11/15/03 ................     7,400,000     7,400,000
United Health Care 144A 6.60% 12/1/03 ..............     5,000,000     5,018,750
                                                                      ----------
Total Corporate Bonds (cost $22,938,417) ...........                  23,019,763
                                                                      ----------

GOVERNMENT NATIONAL MORTGAGE
   ASSOCIATION OBLIGATIONS - 16.45%
GNMA
   7.625% 2/15/22 ..................................     1,807,874     1,936,120
   8.00% 11/15/16 to 5/15/17 .......................     9,038,516     9,490,443
   9.00% 4/15/16 to 1/15/22 ........................    29,963,094    32,113,220
   9.50% 6/15/16 to 11/15/17 .......................       754,859       819,495
   11.00% 10/15/00 to 5/15/20 ......................     2,988,130     3,367,281
   11.50% 7/15/15 to 2/15/19 .......................        49,089        55,762
   12.00% 10/15/10 .................................        56,159        64,723
   12.25% 9/15/13 to 5/15/14 .......................       197,207       227,649
   12.50% 12/15/10 .................................       112,671       131,261
   13.75% 9/15/14 ..................................        49,681        57,817
                                                            for current income 9

--------------------------------------------------------------------------------

                                                  PRINCIPAL       MARKET
                                                   AMOUNT         VALUE
                                                 -----------   -----------
GOVERNMENT NATIONAL MORTGAGE
   ASSOCIATION OBLIGATIONS (Continued)
GNMA GPM 11.50% 4/15/10 ......................   $   173,167   $   196,922
GNMA II
   9.50% 11/20/20 to 11/20/21 ................     2,947,153     3,177,399
   9.75% 11/20/16 to 12/20/17 ................       311,109       335,706
   10.00% 1/20/20 to 11/20/20 ................     1,667,463     1,846,715
   10.50% 11/15/15 to 6/20/20 ................       384,362       420,675
   11.00% 9/20/15 to 10/20 /15 ...............       965,949     1,087,597
   11.50% 12/20/17 to 10/20/18 ...............       288,502       322,311
   12.00% 3/20/14 to 5/20/16 .................     2,112,256     2,431,427
   12.50% 10/20/13 to 1/20/14 ................       591,827       685,144
                                                               -----------
Total Government National Mortgage Association
   Obligations (cost $57,883,936) ............                  58,767,667
                                                               -----------

U.S. GOVERNMENT AGENCY
   OBLIGATIONS - 10.33%
Federal Home Loan Bank 5.763% 8/20/01 ........     8,750,000     8,785,332
Federal National Mortgage Association
   5.625% 3/15/01(1)..........................    23,630,000    24,015,358
   5.75% 4/15/03 .............................     4,000,000     4,113,978
                                                               -----------
Total U.S. Government Agency Obligations
   (cost $37,011,185) ........................                  36,914,668
                                                               -----------

U.S. TREASURY OBLIGATIONS - 14.51%
U.S. Treasury Note
   * 5.75% 10/31/00 ..........................    25,000,000    25,494,773
     4.25% 11/15/03 ..........................    15,000,000    14,811,407
     4.75% 11/15/08 ..........................    11,450,000    11,539,127
                                                               -----------
Total U.S.Treasury Obligations
   (cost $51,500,930) ........................                  51,845,307
                                                               -----------

REPURCHASE AGREEMENTS - 2.51%
With Chase Manhattan 4.50% 1/4/99 (dated
   12/31/98, collateralized by $2,313,000
   U.S. Treasury Notes 7.875% due 8/15/01,
   market value $2,566,124) ..................     2,514,000     2,514,000
With JP Morgan Securities 4.75% 1/4/99 (dated
   12/31/98, collateralized by $3,207,000
   U.S. Treasury Notes 5.75% due 10/31/00,
   market value $3,298,993) ..................     3,231,000     3,231,000
With PaineWebber 4.85% 1/4/99 (dated
   12/31/98, collateralized by $703,000
   U.S. Treasury Notes 7.75% due 12/31/99,
   market value $724,470 and $983,000
   U.S. Treasury Notes 7.75% due 1/31/00,
   market value $1,046,747 and $987,000
   U.S. Treasury Notes 6.25% due 8/31/00,
   market value $1,033,276 and $470,000
   U.S. Treasury Notes 6.50% due 5/31/01,
   market value $492,866) ....................     3,231,000     3,231,000
                                                               -----------
Total Repurchase Agreements
   (cost $8,976,000) .........................                   8,976,000
                                                               -----------

TOTAL MARKET VALUE OF SECURITIES
   (cost $364,674,170) - 103.28% ............................   $   369,071,471
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - (3.28%)**..       (11,709,473)
                                                                ---------------
NET ASSETS APPLICABLE TO 41,089,117 SHARES
   ($0.001 par value) OUTSTANDING - 100.00% .................   $   357,361,998
                                                                ===============

NET ASSET VALUE - LIMITED-TERM GOVERNMENT FUND
   A CLASS ($317,329,063 / 36,486,166) ......................             $8.70
                                                                ===============
NET ASSET VALUE - LIMITED-TERM GOVERNMENT FUND
   B CLASS ($13,900,072 / 1,598,214) ........................             $8.70
                                                                ===============
NET ASSET VALUE - LIMITED-TERM GOVERNMENT FUND
   C CLASS ($4,932,252 / 567,107) ...........................             $8.70
                                                                ===============
NET ASSET VALUE - LIMITED-TERM GOVERNMENT FUND
   INSTITUTIONAL CLASS ($21,200,611 / 2,437,629) ............             $8.70
                                                                ===============

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1998:
Common stock, ($0.001 par value), 2,000,000,000
   shares authorized to Limited-Term Government
   Fund with 950,000,000 shares allocated
   to Limited-Term Government Fund A Class,
   200,000,000 shares allocated to Limited-Term
   Government Fund B Class, 50,000,000 shares
   allocated to Limited-Term Government Fund C Class,
   200,000,000 shares allocated to Limited-Term
   Government Institutional Class ...........................   $   493,162,721
Undistributed net investment income .........................            48,815
Accumulated net realized loss on investments ................      (140,479,377)
Net unrealized appreciation of investments and
 written options ............................................         4,629,839
                                                                ---------------
Total net assets ............................................   $   357,361,998
                                                                ===============

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   LIMITED-TERM GOVERNMENT FUND A CLASS
Net asset value (A) .........................................             $8.70
Sales Charge (2.75% of offering price or 2.87% of amount
   invested per share) (B) ..................................              0.25
                                                                ===============
Offering price ..............................................             $8.95
                                                                ===============
---------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

----------------------
GPM - Graduated Payment Mortgage
 (1) Principal amount of $11,000,000 pledged as collateral for written options.
   * Principal amount pledged as collateral for written options.
  ** Of this amount, $21,091,358 represents payable for securities purchased at December 31, 1998.

                             See accompanying notes

10 for current income

DELAWARE GROUP
LIMITED-TERM GOVERNMENT FUNDS, INC. -
LIMITED-TERM GOVERNMENT FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
Interest .........................................                 $ 26,780,737

EXPENSES:
Management fees ..................................   $  1,818,527
Dividend disbursing and transfer agent fees
   and expenses ..................................        910,779
Distribution expense .............................        647,189
Accounting and administration ....................        144,033
Reports and statements to shareholders ...........         65,496
Registration fees ................................         64,750
Professional fees ................................         42,981
Custodian fees ...................................         22,560
Taxes (other than taxes on income) ...............         16,060
Directors' fees ..................................          9,739
Other ............................................         51,380
                                                     ------------
Total Expenses ...................................                    3,793,494
                                                                   ------------
NET INVESTMENT INCOME ............................                   22,987,243
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized loss on investments .................                   (1,290,231)
Net realized loss on futures contracts ...........                   (3,614,210)
Net realized gain on written options .............                    7,966,181
                                                                   ------------
Net realized gain on investments .................                    3,061,740
Net change in unrealized appreciation/depreciation
   of investments and written options ............                       16,068
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS ................................                    3,077,808
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ...............................                 $ 26,065,051
                                                                   ============

                             See accompanying notes

DELAWARE GROUP
LIMITED-TERM GOVERNMENT FUNDS, INC. -
LIMITED-TERM GOVERNMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                   YEAR ENDED      YEAR ENDED
                                                    12/31/98         12/31/97
                                                  ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income .........................    $22,987,243      $30,659,479
Net realized gain on investments ..............      3,061,740       (8,298,077)
Net change in unrealized appreciation/
   depreciation of investments and
   written options ............................         16,068          803,169
                                                  ------------     ------------
Net increase in net assets resulting
   from operations ............................     26,065,051       23,164,571
                                                  ------------     ------------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
   A Class ....................................    (20,661,739)     (27,691,360)
   B Class ....................................       (679,520)        (748,542)
   C Class ....................................       (163,243)        (204,751)
   Institutional Class ........................     (1,443,922)      (2,015,579)
                                                  ------------     ------------
                                                   (22,948,424)     (30,660,232)
                                                  ------------     ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ....................................    169,666,637       58,211,511
   B Class ....................................      6,046,049        2,658,303
   C Class ....................................      4,674,211        1,790,424
   Institutional Class ........................      4,602,819       13,605,681
Net asset value of shares issued upon
   reinvestment of dividends from net
   investment income
   A Class ....................................     13,943,162       17,601,442
   B Class ....................................        463,336          470,077
   C Class ....................................        143,161          179,712
   Institutional Class ........................      1,424,128        1,940,559
                                                  ------------     ------------
                                                   200,963,503       96,457,709
                                                  ------------     ------------
Cost of shares repurchased:
   A Class ....................................   (224,067,177)    (178,698,086)
   B Class ....................................     (4,880,946)      (3,756,166)
   C Class ....................................     (3,536,067)      (1,420,524)
   Institutional Class ........................    (17,913,940)     (12,454,483)
                                                  ------------     ------------
                                                  (250,398,130)    (196,329,259)
                                                  ------------     ------------
Decrease in net assets derived from
   capital share transactions .................    (49,434,627)     (99,871,550)
                                                  ------------     ------------
NET DECREASE IN NET ASSETS ....................    (46,318,000)    (107,367,211)

NET ASSETS:
Beginning of year .............................    403,679,998      511,047,209
                                                  ------------     ------------
End of year ...................................   $357,361,998     $403,679,998
                                                  ============     ============

                             See accompanying notes
                                                           for current income 11

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC. -
LIMITED-TERM GOVERNMENT FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    LIMITED-TERM GOVERNMENT FUND A CLASS
                                                                    ------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                           1998       1997        1996       1995        1994
Net asset value, beginning of year ....................  $  8.620   $  8.770    $  9.050   $  8.990    $   9.840

Income (loss) from investment operations:
   Net investment income ..............................     0.540      0.601       0.600      0.699        0.667
   Net realized gain (loss) on investments,
    futures contracts and written options .............     0.079     (0.150)     (0.280)     0.060       (0.850)
                                                         --------   --------    --------   --------      -------
   Total from investment operations ...................     0.619      0.451       0.320      0.759       (0.183)
                                                         --------   --------    --------   --------      -------

Less dividends:
   Dividends from net investment income ...............    (0.539)    (0.601)     (0.600)    (0.699)      (0.667)
                                                         --------   --------    --------   --------      -------
   Total dividends ....................................    (0.539)    (0.601)     (0.600)    (0.699)      (0.667)
                                                         --------   --------    --------   --------      -------
Net asset value, end of year ..........................  $  8.700   $  8.620    $  8.770   $  9.050    $   8.990
                                                         ========   ========    ========   ========    =========

Total return(1) .......................................      7.46%      5.23%       3.69%      8.71%       (1.88%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............  $317,329   $355,079    $464,649   $653,451    $ 789,525
   Ratio of expenses to average net assets ............      1.01%      0.98%       0.93%      0.96%        0.91%
   Ratio of net investment income to average net assets      6.32%      6.85%       6.80%      7.71%        7.10%
   Portfolio turnover .................................        69%        79%         83%        73%         148%

------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

12 for current income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                LIMITED-TERM GOVERNMENT FUND B CLASS            LIMITED-TERM GOVERNMENT FUND C CLASS
                                                ------------------------------------            ------------------------------------
                                                                                     PERIOD                               PERIOD
                                                                                    5/2/94(1)                            11/28/95(2)
                                                    YEAR ENDED DECEMBER 31,            TO        YEAR ENDED DECEMBER 31,      TO
                                             1998        1997      1996      1995   12/31/94     1998      1997      1996  12/31/95
Net asset value, beginning of
   period ...............................  $  8.620    $ 8.770   $ 9.050   $ 8.990   $ 9.430   $ 8.620   $ 8.770   $ 9.050  $ 9.010

Income (loss) from investment
   operations:
   Net investment income ................     0.467      0.522     0.524     0.622     0.399     0.467     0.524     0.524    0.051
   Net realized gain (loss) on
    investments, futures contracts
    and written options .................     0.079     (0.150)   (0.280)    0.060    (0.440)    0.079    (0.152)   (0.280)   0.040
                                           --------    -------   -------   -------   -------    ------   -------   -------  -------
   Total from investment operations .....     0.546      0.372     0.244     0.682    (0.041)    0.546     0.372     0.244    0.091
                                           --------    -------   -------   -------   -------    ------   -------   -------  -------

Less dividends:
   Dividends from net investment
    income ..............................    (0.466)    (0.522)   (0.524)   (0.622)   (0.399)   (0.466)   (0.522)   (0.524)  (0.051)
                                           --------    -------   -------   -------   -------    ------   -------   -------  -------
   Total dividends ......................    (0.466)    (0.522)   (0.524)   (0.622)   (0.399)   (0.466)   (0.522)   (0.524)  (0.051)
                                           --------    -------   -------   -------   -------    ------   -------   -------  -------
Net asset value, end of period ..........  $  8.700    $ 8.620   $ 8.770   $ 9.050   $ 8.990   $ 8.700   $ 8.620   $ 8.770  $ 9.050
                                           ========    =======   =======   =======   =======   =======   =======   =======  =======

Total return(3) .........................      6.55%      4.35%     2.81%     7.80%    (0.44%)    6.56%     4.34%     2.81%       2

Ratios and supplemental data:
   Net assets, end of period
    (000 omitted) .......................  $ 13,900    $12,119   $12,959   $12,313   $ 6,282   $ 4,932   $ 3,580   $ 3,090  $    33
   Ratio of expenses to average
    net assets ..........................      1.86%      1.83%     1.78%     1.81%     1.76%     1.86%     1.83%     1.78%       2
   Ratio of net investment income
    to average net assets ...............      5.47%      5.98%     5.91%     6.86%     6.25%     5.47%     5.98%     5.78%       2
   Portfolio turnover ...................        69%        79%       83%       73%      148%       69%       79%       83%       2

-------------
(1) Date of initial public offering; ratios have been annualized but total return has not been annualized.
(2) Date of initial public offering; the ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and return for the relatively short period are not meaningful.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                                           for current income 13

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                               LIMITED-TERM GOVERNMENT FUND INSTITUTIONAL CLASS
                                                               ------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                            1998        1997         1996         1995         1994
Net asset value, beginning of year ....................   $ 8.620    $  8.770     $  9.050     $  8.990     $  9.840

Income (loss) from investment operations:
   Net investment income ..............................     0.553       0.605        0.613        0.712        0.681
   Net realized gain (loss) from investments,
    futures contracts and written options .............     0.079      (0.150)      (0.280)       0.060       (0.850)
                                                          -------    --------     --------     --------     --------
   Total from investment operations ...................     0.632       0.455        0.333        0.772       (0.169)
                                                          -------    --------     --------     --------     --------

Less dividends:
   Dividends from net investment income ...............    (0.552)     (0.605)      (0.613)      (0.712)      (0.681)
                                                          -------    --------     --------     --------     --------
   Total dividends ....................................    (0.552)     (0.605)      (0.613)      (0.712)      (0.681)
                                                          -------    --------     --------     --------     --------
Net asset value, end of year ..........................   $ 8.700    $  8.620     $  8.770     $  9.050     $  8.990
                                                          =======    ========     ========     ========     ========

Total return ..........................................      7.62%       5.39%        3.84%        8.87%       (1.74%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............   $21,201    $ 32,902     $ 30,349     $ 37,460     $ 37,328
   Ratio of expenses to average net assets ............      0.86%       0.83%        0.78%        0.81%        0.76%
   Ratio of net investment income to average net assets      6.47%       6.98%        6.92%        7.86%        7.25%
   Portfolio turnover .................................        69%         79%          83%          73%         148%

                             See accompanying notes

14 for current income

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC. -
LIMITED-TERM GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

Delaware Group Limited-Term Government Funds, Inc. - Limited-Term Government Fund (the "Fund"), is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland corporation. The Fund offers four classes of shares. The Limited-Term Government Fund A Class carries a front-end sales charge of 2.75%. The Limited-Term Government Fund B Class carries a back-end deferred sales charge, Limited-Term Government Fund C Class carries a level load deferred sales charge and Limited-Term Government Fund Institutional Class has no sales charge. The investment objective of the Fund is to seek a high, stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts are accredited to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly. Capital gain dividends, if any, are declared and paid annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company ("DMC"), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.50% of the net assets of the Fund less the fees paid to the unaffiliated directors. At December 31, 1998, the Fund had a liability for investment management fees and other expenses payable to DMC of $150,557.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. At December 31, 1998, the Fund had a liability for such fees and other expenses payable to DSC of $12,341.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.15% of the average daily net assets of A Class and 1.00% of the average daily net assets of the B and C Classes. No distribution expenses are paid by the Institutional Class.

For the year ended December 31, 1998, DDLP earned $40,393 for commissions on sales of the Fund's A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1998, the Fund made purchases of $156,760,960 and sales of $175,762,578 of investment securities other than U.S. government securities and temporary cash investments. During the year ended December 31, 1998, the Fund made purchases of $91,450,782 and sales $112,680,465 of long term U.S. government securities.

At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $364,683,301.

At December 31, 1998, net unrealized appreciation for federal income tax purposes aggregated $4,388,170, of which $4,885,593 related to unrealized appreciation of securities and $497,423 related to unrealized depreciation of securities.

For federal income tax purposes, the Fund had accumulated capital losses of $140,470,509 at December 31, 1998, which may be carried forward and applied against future capital gains. The capital loss carryforward expires as follows:
2002 - $84,612,370, 2003 - $29,779,768, 2004 - $16,636,244 and 2005 -
$9,442,127.

During the year ended December 31, 1998, the Fund entered into futures and options contracts in accordance with its investment objectives. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as for current income 15

--------------------------------------------------------------------------------
3. Investments (Continued)
"variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect correlation between the futures contracts and the underlying securities and from the possibility of an illiquid secondary market for these instruments. At December 31, 1998, there were no outstanding futures contracts in the Fund.

When the Fund writes an option, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended December 31, 1998, were as follows:

                                                 NUMBER OF         PREMIUMS
                                                 CONTRACTS         RECEIVED
                                                 ---------        -----------
Options outstanding at December 31,1997 .......         0                   0
Options written ...............................    44,910         $13,529,822
Options terminated in closing purchase
   transaction ................................   (43,560)        (13,065,253)
Options expired ...............................         0                   0
Options exercised .............................         0                   0
                                                  -------         -----------
Options written outstanding at December 31,1998     1,350             464,569
                                                  -------         -----------

                                NUMBER OF  EXERCISE    EXPIRATION       NET
                                CONTRACTS    PRICE        DATE      APPRECIATION
                                ---------    -----   -------------  ------------
Put Option 20 Year
   Treasury Bond Future........   1,350      $124    February 1999    $232,538

4. Capital Stock
Transactions in capital stock shares were as follows:

                                              YEAR ENDED              YEAR ENDED
                                               12/31/98                12/31/97
                                             -----------            -----------
Shares sold:
   A Class ...............................    19,823,010              6,685,846
   B Class ...............................       707,452                305,510
   C Class ...............................       547,427                205,435
   Institutional Class ...................       537,313              1,563,123
Shares issued upon reinvestment
  of dividends from net investment income:
   A Class ...............................     1,626,617              2,018,710
   B Class ...............................        54,062                 53,933
   C Class ...............................        16,695                 20,588
   Institutional Class ...................       166,140                222,771
                                             -----------            -----------
                                              23,478,716             11,075,916
                                             -----------            -----------
Shares repurchased:
   A Class ...............................   (26,163,018)           (20,490,985)
   B Class ...............................      (569,491)              (431,069)
   C Class ...............................      (412,395)              (162,983)
   Institutional Class ...................    (2,083,368)            (1,429,136)
                                             -----------            -----------
                                             (29,228,272)           (22,514,173)
                                             -----------            -----------
Net decrease .............................    (5,749,556)           (11,438,257)
                                             ===========            ===========

5. Market and Credit Risk
The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders which are collateralized by a pool of mortgages held under an indenture. The Fund invests in private-backed CMOs only if they are 100% collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories. The Fund will, from time to time, invest in higher risk interest only CMOs. At December 31, 1998 the Fund had no holdings in interest-only CMOs.

16 for current income

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC. -
LIMITED-TERM GOVERNMENT FUND
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC. - LIMITED-TERM GOVERNMENT
FUND

We have audited the accompanying statement of net assets of Delaware Group Limited-Term Government Funds, Inc. - Limited-Term Government Fund (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Limited-Term Government Funds, Inc. - Limited-Term Government Fund at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


Philadelphia, Pennsylvania
February 5, 1999
                                                 /s/ ERNST & YOUNG LLP
                                                 -------------------------------
                                                     ERNST & YOUNG LLP

THIS ANNUAL REPORT IS FOR THE INFORMATION OF LIMITED-TERM GOVERNMENT FUND SHAREHOLDERS, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Limited-Term Government Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

JEFFREY J. NICK
Chairman, President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

JOHN H. DURHAM
Partner, Complete Care Services
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

WAYNE A. STORK
Chairman
Delaware Management Holdings, Inc.
Philadelphia, PA



Affiliated Officers

DAVID K. DOWNES
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA
directors
& officers

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania


SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

When used with prospective investors, this report must be preceded or accompanied by a current Limited-Term Government Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware Investments.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


Printed in the USA
on recycled paper

(1441)
AR-022[12/98]TKO2/99